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                                                          Exhibit 32.2
                            NORDSTROM, INC.

                           1617 SIXTH AVENUE

                        SEATTLE, WASHINGTON 98101

                    CERTIFICATION OF CHIEF FINANCIAL
              OFFICER REGARDING PERIODIC REPORT CONTAINING
                          FINANCIAL STATEMENTS

I, Michael G. Koppel, the Executive Vice President and Chief Financial Officer of Nordstrom, Inc. (the "Company") in compliance with 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that the Company's Quarterly Report on Form 10-Q for the period ended November 1, 2003 (the "Report") filed with the Securities and Exchange Commission:

     - fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     - the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                           /s/ Michael G. Koppel
                                           ----------------------
                                           Michael G. Koppel
                                           Executive Vice President and
                                           Chief Financial Officer
                                           December 8, 2003

A signed original of this written statement required by Section 906 has been provided to Nordstrom, Inc. and will be retained by Nordstrom, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.